SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                             FORM 8-K CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      ------------------------------------

                Date of Report (Date of earliest event reported)

                                January 24, 2003


                            DORCHESTER HUGOTON, LTD.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Texas                  0-10697               75-1829064
------------------------ -------------------- --------------------------------
(State of Incorporation) (Commission File No) (IRS Employer Identification No.)



1919 S. Shiloh Road, Suite 600 - LB 48, Garland, TX               75042-8234
----------------------------------------------------          -----------------
     (Address of principal executive offices)                     (Zip Code)


                                  (972) 864-8610
                           ---------------------------
              (Registrant's telephone number, including area code)


                                       N/A
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     Attached as Exhibit 99.1 is a press release issued by Dorchester Hugoton, Ltd., Republic Royalty Company, Spinnaker Royalty Company, L.P., and Dorchester Minerals, L.P. on January 24, 2003 with respect to Supplement No. 2 for the Dorchester Minerals, L.P Proxy Statement/Prospectus and the anticipated combination closing date.

     THE FOREGOING DOES NOT CONSTITUTE AN OFFER TO BUY, OR THE SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES. THE SECURITIES TO BE OFFERED IN CONNECTION WITH THE PROPOSED TRANSACTION WILL BE OFFERED ONLY PURSUANT TO A PROSPECTUS/PROXY STATEMENT INCLUDED IN A REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     ALL PARTNERS OF DORCHESTER HUGOTON, REPUBLIC AND SPINNAKER ARE ADVISED TO READ THE PROSPECTUS/PROXY STATEMENT, AND SUPPLEMENTS THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE RELATED SOLICITATION/RECOMMENDATIONS THAT WILL BE PROVIDED TO EACH PARTNER REQUESTING SUCH PARTNER'S VOTE, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. A COPY OF THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS WERE MAILED TO PARTNERS ON OCTOBER 31, 2002, SUPPLEMENT NO. 1 WAS MAILED DECEMBER 13, 2002 AND SUPPLEMENT NO. 2 IS BEING MAILED JANUARY 24, 2003, AND ARE ALL AVAILABLE FROM DORCHESTER HUGOTON, REPUBLIC AND SPINNAKER ON REQUEST. THE PROSPECTUS/PROXY STATEMENT, SUPPLEMENTS THERETO AND RELATED SOLICITATION/RECOMMENDATIONS ARE AVAILABLE ON THE INTERNET AT THE SECURITIES AND EXCHANGE COMMISSION'S WORLD WIDE WEB SITE AT HTTP://WWW.SEC.GOV.

     Dorchester Hugoton, Republic and Spinnaker and their respective General Partners, directors and/or officers, as applicable, may be deemed under the Rules of the Securities and Exchange Commission to be "participants in the solicitation" of proxies from the security holders of Dorchester Hugoton, Republic and Spinnaker in favor of the transaction. SECURITY HOLDERS OF DORCHESTER HUGOTON, REPUBLIC AND SPINNAKER MAY OBTAIN INFORMATION REGARDING THE INTERESTS OF THE "PARTICIPANTS IN THE SOLICITATION" BY READING THE PROSPECTUS/PROXY STATEMENT AND SUPPLEMENTS THERETO RELATING TO THE TRANSACTION.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press Release dated January 24, 2003




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       DORCHESTER HUGOTON, LTD.
                                       Registrant

Dated: January 24, 2003                By:    /s/ Kathleen A. Rawlings
                                       -----------------------------------------
                                       Kathleen A. Rawlings
                                       Controller (Principal Accounting Officer)

                                  EXHIBIT INDEX

Item Number     Description
-----------     -----------
     99.1       Press Release dated January 24, 2003

                                                                    Exhibit 99.1

                        Dorchester Hugoton Ltd.            Suite 300
NEWS RELEASE            Republic Royalty Company,          3738 Oak Lawn Avenue
                        Spinnaker Royalty Company L.P.     Dallas, Texas 75219
                        Dorchester Minerals, L.P.
--------------------------------------------------------------------------------
Release Date: January 24, 2003

Contact: Dorchester Hugoton, Ltd. - James E. Raley - (972)864-8610
         Republic Royalty Company, Spinnaker Royalty Company, L.P.
         Dorchester Minerals, L.P.  - William Casey McManemin (214)559-0300
--------------------------------------------------------------------------------

               DORCHESTER HUGOTON, LTD., REPUBLIC ROYALTY COMPANY,
          SPINNAKER ROYALTY COMPANY, L.P. AND DORCHESTER MINERALS, L.P.
                      ANNOUNCE PROXY/PROSPECTUS SUPPLEMENT
                    AND ANTICIPATED COMBINATION CLOSING DATE


     DALLAS,  TEXAS - January  24, 2003 --  Dorchester  Hugoton,  Ltd.  (Nasdaq:
DHULZ), Republic Royalty Company, Spinnaker Royalty Company, L.P. and Dorchester Minerals, L.P. announced today the filing of Dorchester Minerals' Supplement No. 2 to Proxy Statement/Prospectus Dated October 30, 2002 and the filing of related Current Reports on Form 8-K by Dorchester Hugoton and Dorchester Minerals. The Supplement and Current Reports relate to the proposed combination of Dorchester Hugoton, Spinnaker Royalty Company, L.P. and Republic Royalty Company to form Dorchester Minerals.

     Upon final approval of the combination by more than 50% of the depositary receipt holders of Dorchester Hugoton, all of the limited partners of Republic and limited partners of Spinnaker holding at least 85.9883% of the sharing percentages of Spinnaker, and if all other conditions to the combination have been satisfied, it is anticipated that the combination will close January 31, 2003.

     As previously announced, the adjourned special meeting of limited partners of Dorchester Hugoton to consider the combination will be reconvened at 10:00 a.m., January 29, 2003 at the Holiday Inn, 11350 LBJ Freeway at Jupiter Road, Dallas, Texas 75238. The adjourned special meeting of limited partners of Spinnaker to consider the combination will be reconvened at the same location at 11:00 a.m., January 29, 2003.

     The Supplement contains important information concerning the proposed combination of Dorchester Hugoton, Republic, and Spinnaker into Dorchester Minerals, L.P., a new publicly traded limited partnership. As previously announced, the Supplement contains modifications with respect to enhanced rights of Dorchester Minerals' common unit holders, further restrictions on Dorchester Minerals' general partner in the areas of partnership governance and acquisition opportunities, registration rights for the Republic ORRI owners and avoidance of unrelated business taxable income. The Supplement is being mailed today to depositary receipt holders of Dorchester Hugoton, the limited partners of Spinnaker and the Republic ORRI owners as of the respective record dates for the special meeting.

     The modifications are also described in the Current Reports on Form 8-K filed by Dorchester Minerals and Dorchester Hugoton dated January 24, 2003. The Supplement and the Current Reports will be available on the Internet at the Securities and Exchange Commission's worldwide website at http://www.sec.gov.

     The respective general partners of Dorchester Hugoton, Republic and Spinnaker believe that such modifications will not adversely affect the fundamental economic terms of the combination for the limited partners of Dorchester Hugoton or Spinnaker or for the Republic ORRI owners and will be generally favorable to common unit holders of Dorchester Minerals. The total number of Dorchester Minerals common units to be issued in the combination and the number of common units allocated to each partnership will remain the same. As a result of these changes, the number of common units of Dorchester Minerals allocated to Republic will be allocated differently among the general partners of Republic and the Republic ORRI owners as described in the Supplement, but such reallocation will have no effect on the partners of either Dorchester Hugoton or Spinnaker. Each unit of Dorchester Hugoton will still be exchanged for one common unit of Dorchester Minerals. Each holder of Dorchester Hugoton units will still receive a liquidating cash distribution upon the exchange of its Dorchester Hugoton units. It is not necessary for unitholders/limited partners to vote on the proposed combination again unless they wish to change their vote.

     THE SECURITIES TO BE OFFERED IN CONNECTION WITH THE PROPOSED TRANSACTION WILL BE OFFERED ONLY PURSUANT TO A PROSPECTUS/PROXY STATEMENT INCLUDED IN A REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     ALL PARTNERS OF DORCHESTER HUGOTON, REPUBLIC AND SPINNAKER ARE ADVISED TO READ THE PROSPECTUS/PROXY STATEMENT, AND SUPPLEMENTS THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE RELATED SOLICITATION/RECOMMENDATIONS THAT WILL BE PROVIDED TO EACH PARTNER REQUESTING SUCH PARTNER'S VOTE, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. A COPY OF THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS WERE MAILED TO PARTNERS ON OCTOBER 31, 2002, SUPPLEMENT NO. 1 WAS MAILED DECEMBER 13, 2002 AND SUPPLEMENT NO. 2 IS BEING MAILED JANUARY 24, 2003, AND ARE ALL AVAILABLE FROM DORCHESTER HUGOTON, REPUBLIC AND SPINNAKER ON REQUEST. THE PROSPECTUS/PROXY STATEMENT, SUPPLEMENTS THERETO AND RELATED SOLICITATION/RECOMMENDATIONS ARE AVAILABLE ON THE INTERNET AT THE SECURITIES AND EXCHANGE COMMISSION'S WORLD WIDE WEB SITE AT HTTP://WWW.SEC.GOV.

     Dorchester Hugoton, Republic and Spinnaker and their respective General Partners, directors and/or officers, as applicable, may be deemed under the Rules of the Securities and Exchange Commission to be "participants in the solicitation" of proxies from the security holders of Dorchester Hugoton, Republic and Spinnaker in favor of the transaction. SECURITY HOLDERS OF DORCHESTER HUGOTON, REPUBLIC AND SPINNAKER MAY OBTAIN INFORMATION REGARDING THE INTERESTS OF THE "PARTICIPANTS IN THE SOLICITATION" BY READING THE PROSPECTUS/PROXY STATEMENT AND SUPPLEMENTS THERETO RELATING TO THE TRANSACTION.


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